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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):  November 15, 1996
                                                  _________________

                         _________________________



                  PERMA-FIX ENVIRONMENTAL SERVICES, INC.
            (Exact name of registrant as specified in Charter)



      Delaware               1-11596                  58-1954497
  (State or other          (Commission          (I.R.S. Employer
   jurisdiction)            File Number)         Identification
                                                  Number)


1940 Northwest 67th Place, Gainesville, Florida    32653
(Address of principal executive office)          (Zip Code)



                                    N/A
        Former name or former address, if changed since last report



                              (352) 373-4200
                      (Registrant's telephone number)


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
Item 4.   Changes in Registrant's Certifying Accountant

     a. On November 15, 1996, Arthur Andersen, LLP ("Andersen"), the outside independent auditors of the Registrant, notified the Registrant that it was resigning, effective immediately, as the Registrant's independent auditors.

          The report on the Registrant's financial statements for either of the two most recent fiscal years contained no adverse opinion (other than a going concern modification relating to the report for the year ended December 31, 1995) or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          The going concern modification contained in the auditor's report for the year ended December 31, 1995, was due to the Registrant having suffered recurring losses from operations, having a net working capital deficiency and being in violation of financial covenants under its loan agreements with two major lenders as of the date of the report.

          Andersen's resignation was not approved or recommended by the Registrant's Board of Directors, audit committee or similar committee of the Board of Directors.

          During the Registrant's two most recent fiscal years and any subsequent interim period preceding such resignation, there were no disagreements between the Registrant and Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make a reference to the subject matter of the disagreement(s) in connection with its reports.

          There are no "reportable events," as defined in Item
304(a)(1)(v) of Regulation S-K, required to be reported in this Form
8-K.

     b. As of the date of this report, the Registrant has not engaged a new independent auditor to replace Andersen.

Item 7.   Financial Statements and Exhibits

     (a) and (b)    Financial Statements and Pro Forma Financial
                    Statements are not applicable.

     (c)            Exhibits

     (16)           Letter regarding change in certifying
                    accountants

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  November 21, 1996.

                              PERMA-FIX ENVIRONMENTAL
                              SERVICES, INC.


                              By:  /s/ Louis F. Centofanti
                                 _______________________________
                                 Dr. Louis F. Centofanti
                                 Chairman of the Board,
                                 Chief Executive Officer
                                 and President



                              By:  /s/ Richard T. Kelecy
                                 _______________________________
                                 Richard T. Kelecy
                                 Chief Financial Officer







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